WELCOME
TO
AGL RESOURCES

AGL RESOURCES 2011

Investor Conference

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AGL Resources™
AGL RESOURCES 2011 ★ Investor Conference ★

8:00 am - 8:30 am   Registration & Breakfast
8:30 am -8:35 am  Welcome Remarks  Sarah Stashak
       Director, Investor Relations
8:35 am - 8:50 am  CEO Remarks  John Somerhalder
       Chief Executive Officer
8:50 am - 9:30 am  Distribution Operations  Hank Linginfelter
       EVP, Utility Operations
9:30 am - 10:00 am  SouthStar   Mike Braswell
       CEO, SouthStar
10:00 am - 10:15 am   BREAK
10:15 am - 10:45 am  Sequent   Pete Tumminello
       President, Sequent Energy Management
10:45 am - 11:15 am  Pivotal   Dana Grams
       President, Pivotal Energy Development
11:15 am - 12:00 pm  Financial Overview &  Drew Evans
    Final Q&A   Chief Financial Officer
12:00 pm - 1:00 pm   LUNCH
Agenda

2010 Accomplishments
• Continued strong focus on safety (our top priority) and on pipeline integrity and infrastructure enhancement
• Achieved record earnings results ($3.05 per diluted share, excluding merger-related costs)
• Successfully executed our regulatory strategy, including rate case outcomes and minimizing recovery lag for capital deployment
 o Georgia and Tennessee rate cases
 o Infrastructure investment programs with recovery mechanisms
• Realized significant benefits from capital investments in our utility and retail businesses
 o Pipeline projects (Hampton Roads Crossing and Magnolia) performed well in first full year of operations
 o Earnings benefited from additional ownership in the SouthStar joint venture
• Expanded the service offerings and geographic reach of our wholesale business
• Made significant progress on our long-term storage strategy
• Successfully completed more than $2 billion of financing activity
• Announced transformative merger with Nicor, Inc. in December 2010

2011 Priorities
• Maintain our focus on SAFETY as our top priority
• Successful closing, financing and day-one integration of the Nicor transaction
• Focus on achieving our earnings goals for 2011 (excluding merger-related costs)
• Continue to invest in our utility infrastructure to ensure the highest quality service and reliability for customers
• Execute on our regulatory strategy to achieve constructive regulatory outcomes and recover prudently incurred expenses and capital investments
• Optimize the remaining capacity at Golden Triangle Storage Cavern #1, while continuing to build out Cavern #2
• Explore opportunities to unlock value associated with current and planned storage projects
• Maintain strong investment-grade ratings and balance sheet
• Deliver on our commitments to investors

AGL Resources - Nicor Transaction
• Visible and achievable financial and operational benefits driven by increased scale and scope
• Creates one of the lowest-cost, most diversified natural gas utilities
• Combination of complementary unregulated businesses enhances platform for growth
• Leverages AGL Resources’ transaction integration expertise
• Enhances earnings profile through expected EPS accretion and increased growth rate
• Combined company expected to maintain solid investment-grade credit ratings

Pro Forma Gas Distribution Service Territory
Pro Forma Primary Retail Energy Market Area
Non-utility Gas Storage Facilities
Wholesale Energy and Gas Storage Headquarters
Gas Distribution Headquarters
Corporate Headquarters

AGL Resources

AGL RESOURCES 2011 ★ Investor Conference ★

Confidential Materials
For Internal Use Only
Do Not Distribute
2011
A Leading Gas Distribution Company
Note: Map excludes Nicor Tropical Shipping business and Central Valley natural gas storage facility under construction in California.
• Increased scale benefits
 customers over time
• Best practices shared across
 distribution territories and retail
 businesses
• Limited exposure to commodity
 prices, weather and bad debt
 expense for the combined
 company (through cost recovery
 and other regulatory
 mechanisms)
• Non-utility storage capabilities
 significantly increased

Cautionary Statements and Supplemental Information
Forward-Looking Statements
Certain expectations and projections regarding our future performance referenced in this presentation, in other reports or statements we file with the SEC or otherwise release to the public, and on our website, are forward-looking statements. Senior officers and other employees may also make verbal statements to analysts, investors, regulators, the media and others that are forward-looking.
Forward-looking statements involve matters that are not historical facts, such as statements regarding our future operations, prospects, strategies, financial condition, economic performance (including growth and earnings), industry conditions and demand for our products and services. Because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," "believe," "can," "could," "estimate," "expect," "forecast," "future," "goal," "indicate," "intend," "may," "outlook," "plan," "potential," "predict," "project," "seek,"
"should," "target," "would," or similar expressions. Forward-looking statements contained in this presentation include, without limitation, statements regarding future earnings per share, dividend growth and EBIT contribution, our priorities for 2011 and the proposed merger with Nicor Inc. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations.
Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products; the impact of changes in state and federal legislation and regulation including changes related to climate change; actions taken by government agencies on rates and other matters; concentration of credit risk; utility and energy industry consolidation; the impact on cost and timeliness of construction projects by government and other approvals, development project delays, adequacy of supply of diversified vendors, unexpected change in project costs, including the cost of funds to finance these projects; the impact of acquisitions and divestitures; direct or indirect effects on our business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors; interest rate fluctuations; financial market conditions, including recent disruptions in the capital markets and lending environment and the current economic downturn; general economic conditions; uncertainties about environmental issues and the related impact of such issues; the impact of changes in weather, including climate change, on the temperature-sensitive portions of our business; the impact of natural disasters such as hurricanes on the supply and price of natural gas; acts of war or terrorism; and other factors which are provided in detail in our filings with the Securities and Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake to update these statements to reflect subsequent changes.
Supplemental Information
Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations and on operating margin. EBIT is a non-GAAP (accounting principles generally accepted in the United States of America) financial measure that includes operating income, other income and expenses. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations. Operating margin is a non-GAAP measure calculated as operating revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers. In addition, in this presentation, the company has presented its earnings per share excluding expenses incurred with respect to the proposed Nicor merger. As the company does not routinely engage in transactions of the magnitude of the proposed Nicor merger, and consequently does not regularly incur transaction related expenses with correlative size, the company believes presenting EPS excluding Nicor merger expenses provides investors with an additional measure of the company’s core operating performance. EBIT, operating margin and EPS excluding merger expenses should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income, net income attributable to AGL
Resources Inc. or EPS as determined in accordance with GAAP. In addition, the company's EBIT, operating margin and non-GAAP EPS may not be comparable to similarly titled measures of another company. We also present certain non-GAAP financial measures excluding the effects of our proposed merger with Nicor. Because we complete material mergers and acquisitions only occasionally, we believe excluding these effects from certain measures is useful because they allow investors to more easily evaluate and compare the performance of the Company's core businesses from period to period. Reconciliations of non-GAAP financial measures referenced in this presentation are available on the company’s Web site at www.aglresources.com
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